LONG TERM DEPOSIT (Tables)	12 Months Ended
Dec. 31, 2016
LONG TERM DEPOSIT [Abstract]
Schedule of Long Term Deposit

	December 31,
	2016	2015

Bonds deposit (1)	$1,709	$1,685
Restricted account (2)	727	931
SWAP (3)	274	-
Other	75	54

	$2,785	$2,670

(1)	Bonds deposit of one payment of principal and interest reserves. See Note 10.
(2)	Restricted account contains two amounts:
(2.1)	Restricted amount of $103 funded related to an interest reserve on behalf of a loan in Miami. See Note 9d.
(2.2)	Restricted amount of $624 related to the hedging transaction, see details (3) below.
(3)
Hedging of cross currency interest rate swap transaction for the total amount of approximately NIS 34,200 (As of December 31,2016 NIS 31,400) at fixed interest rate of 6.7% in exchange for approximately $8,700 (As of December 31,2016 $8,000)  at fixed interest rate of 7.95% with semi-annually payments commencing on June 2016 through December 2021, the termination date.